                                                                   EXHIBIT 10(I)

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated and effective as of April 23, 1993, is by and between TCA CABLE TV INC., a Texas corporation (the "Borrower") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association (the "Bank").

         WHEREAS, the Bank and the Borrower have entered into that certain Credit Agreement dated as of September 13, 1989, as amended by that certain First Amendment to Credit Agreement dated as of April 29, 1992 (as it may be hereafter amended or otherwise modified and in effect from time to time, the "Credit Agreement"); and

         WHEREAS, the Bank and the Borrower wish to amend the Credit Agreement to, among other things, (i) extend the Conversion Date to April 30, 1995 and the Termination Date for the Facility II Loans to April 30, 2000; (ii) change the amortization schedule for the Facility II Loans; and (iii) change the interest rate applicable to Eurodollar Rate Loans and Adjusted CD Rate Loans.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Bank and the Borrower agree as follows:

         SECTION 1. AMENDMENT.

         1.01. The definition of the term "Conversion Date" on page 6 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  " 'Conversion Date' means April 30, 1995, or if such date is not a Business Day, the Business Day next preceding such date."

         1.02. Subsection (ii) of the definition of the term "Termination Date" on page 19 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(ii) with respect to the Facility II Loans, April 30, 2000, or if such date is not a Business Day, the Business Day next preceding such date, and in either event, on any earlier date on which the Facility I Commitment or the Facility II Commitment, as the case may be, shall have been terminated in accordance with this Agreement..."

         1.03. Subsection (i) of Sections 2.03(b) and 3.04(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "(i) the Eurodollar Rate plus one percent (1%) (the "Applicable Eurodollar Rate Margin") plus the applicable Leverage Premium; provided, however, that at such time as the ratio of the aggregate Indebtedness of the Borrower and its Subsidiaries to Consolidated Operating Cash Flow is less than 3.5 to 1.0, the Applicable Eurodollar Rate Margin shall equal three quarters of one percent (3/4%),"

         1.04. Subsection (i) of Sections 2.03(c) and 3.04(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(i) the Adjusted CD Rate in effect from time to time plus one percent (1%) (the "Applicable Adjusted CD Rate Margin") plus the applicable Leverage Premium; provided however, that at such time as the ratio of the aggregate Indebtedness of the Borrower and its Subsidiaries to Consolidated Operating Cash Flow is less than 3.5 to 1.0, the Applicable Adjusted CD Rate Margin shall equal three quarters of one percent (3/4%),"

         1.05. Section 2.06(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(c) In the event that (i) on or after March 22, 1993, the interest rate in effect on March 22, 1993 and payable with respect to the indebtedness described on Exhibit A attached to that certain Second Amendment to Credit Agreement dated as of April 23, 1993 (the "Second Amendment") by and between the Borrower and the Bank (the "Existing Indebtedness") is increased to a level that will exceed those rates set forth in this Agreement, as amended by that certain First Amendment to Credit Agreement dated as of April 29, 1992 by and between the Borrower and the Bank (the "First Amendment") and the Second Amendment, whether as a result of a refinancing of the Existing Indebtedness or otherwise; or (ii) on or after April 1, 1993, the Borrower incurs new additional Indebtedness in excess of $10,000,000 (the "New Indebtedness") and the interest rate payable with respect to such New Indebtedness exceeds those rates set forth in this Agreement, the Borrower agrees that the interest rate payable on any, Loans under the Credit

         Agreement shall be equal to the greater of (y) the interest rate payable under Section 2.03 or 3.04 of this Agreement, as the case may be, or (z) the interest rate payable under the documents evidencing the Existing Indebtedness or the New", Indebtedness, as the case may be. Any increase in the interest rate pursuant to the provisions of this Section 2.06(c) shall become effective on the date that the documents evidencing the Existing Indebtedness or the New Indebtedness that result in such increase become effective."

         1.06. The first sentence of Section 3.06(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "(a) Commencing July 31, 1995, and continuing thereafter each October 31, January 31, April 30 and July 31 of each year, the Facility II Commitment shall be reduced by the Borrower by an amount equal to 5% of the outstanding Facility II Commitment on the Conversion Date, and on April 30, 2000, the Facility II Commitment shall be reduced to zero (each such date being a "Facility II Commitment Reduction Date")."

         SECTION 2. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective upon the occurrence of the following events and conditions:

         (a)    Delivery of Documents.

         The Bank shall have received on or before the effective date of the Amendment (the "Effective Date") the following, each dated as of the Effective Date and in form, substance and scope satisfactory to the Bank:

                (i) The Amendment, duly executed by the Borrower and the Bank.

                 (ii)     Corporate Certificates.

                (A) The Borrower's Secretary's Certificate. A   certificate of
         the Secretary of the Borrower certifying (1) the names and true signatures of the officers of the Borrower authorized to sign the Amendment and the other documents to be delivered by the Borrower pursuant to the Amendment; (2) the By-laws and Articles or Certificate of Incorporation of the Borrower as in effect on the date of such certification; and (3) the resolutions of the Board of Directors of the Borrower approving and authorizing, among other things the execution, delivery, and performance by the Borrower of the

         SECTION 8. NO PRIOR AGREEMENTS. THIS AMENDMENT AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH CONSTITUTES A "LOAN AGREEMENT" AS DEFINED IN
SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                           BORROWER:

                                           TCA CABLE TV INC.


                                           By: /s/ JIMMIE F. TAYLOR
                                           Name: Jimmie F. Taylor
                                           Title: Vice President, C.F.O.,
                                                  Treasurer


                                           BANK:

                                           TEXAS COMMERCE BANK NATIONAL
                                           ASSOCIATION


                                           By: /s/ KEVIN KELTY
                                           Name: Kevin Kelty
                                           Title: Vice President

                                   EXHIBIT A


TCA CABLE TV, INC.
EXISTING DEBT

1. Restated credit agreement between Nations Bank of Texas, N.A. and TCA Cable TV, Inc., dated March 31, 1993 providing for a line of or credit of up to $10,000,000.

2. Note agreement between TCA Cable TV, Inc. and The Prudential Insurance Company of America dated September 27, 1989 in the original principal amount of $100,000,000.

3. Credit agreement between Nations Bank of Texas, N.A. and TCA Cable TV, Inc. dated March 4, 1993 providing for a line of credit of up to $45,000,000.

4. Credit agreement dated September 13, 1989 and amended April 29, 1992 by and between TCA Cable TV, Inc. and Texas Commerce Bank National Association providing for a line of credit of up to $32,000,000.

5. Revolving line of credit of Southside State Bank, Tyler, Texas dated March 2, 1993, in favor of TCA Management Company providing for a line of credit of up to $1,250,000 guaranteed by TCA Cable TV, Inc.

6. Revolving line of credit of First National Bank of Amarillo dated July 8, 1992, in favor of TCA Cable TV, Inc, providing for a line of credit of $1,000,000.

7. Promissory note dated May 11, 1990, in the original principal amount of $70,000 payable to the order of Guy D. Manges and Clarisse Manges and assumed by TCA Management Company April 21, 1992.